UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

GRAPHENE & SOLAR TECHNOLOGIES LIMITED

(Exact name of registrant as specified in its charter)

colorado

 (State or other jurisdiction of incorporation)

333-174194

(Commission file number)

27-2888719

(I.R.S. Employer Identification Number)

23 Corporate Plaza Drive

Suite 150

Newport Beach, CA

(Address of principal executive offices)

92660

(Zip Code)

(949)-478-8387

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Securities registered pursuant to Section 12(b) of the Act.

Title of Each Class	Trading Symbol	Name of Each Exchange on which registered
Common Stock	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Rodney Young of Sydney, Australia, has been appointed as the new Chairman of the Company effective December 20th, 2021, until further notice. He is also appointed as the Chief Financial Advisor to the Company and as the Company’s representative to oversee the SEC reporting requirements. Roger May who he replaces as Chairman will continue in his role as CEO for the Company.

Rod is a versatile management professional with over 35 years’ experience in Australia, New Zealand, the EU, China, Southeast Asia, the Middle East, Africa, India and the United States.

He is considered one of the world’s foremost franchise consultants and was inducted into the Franchising Hall of Fame in 2018 for his contribution to franchising.

A Key Advisor

He is a key advisor to many of Australasia’s leading franchise networks and has been involved in transforming smaller businesses into national and international chains and steering larger organisations in using franchising, licensing, dealer and associated distribution models as a capital raising, management, HR, and marketing strategy. Over his career to date he has helped create Billions of dollars in Enterprise Value for his clients.

His business interests have also included roles as a franchisee in his early career, as a franchisor, and in the last two decades as a sought-after board director and advisor to national and international networks.

Board Experience

As well as his role as Chairman of the DC Strategy Group, he is also a Director of Poolwerx, the Australian market leader and past Franchisor of the Year. Poolwerx have over 150 franchisees specialising in swimming pool retail and service that has now established itself as a major force in the US pool care market, EyeQ Optometrists, a 25-practice network of company owned and franchised optometrists. He also held the position of Executive Chairman and Global CEO for 10 years and is now Executive Director of the $250 million 600 store / 30 country Cartridge World group based in Hong Kong. He managed the sale of this network from Australian Private Equity ownership to Chinese ownership associated with Suzhou-based imaging group Suzhou Goldengreen Technologies. The Cartridge World network include Licensees, Master Franchisees and single unit Franchisees, distributors and manufacturers on every continent.

Former Board roles include Total Tools, which DC Strategy converted to a franchise system and assisted in to develop from a 20-store cooperative into a 70 store $500 million trade tool retailer sourcing from international markets and developing their own branded product lines manufactured in China, Boost Juice, the 230 store Juice and Smoothie giant and Hairhouse

Warehouse, Australia’s largest retail and hairdressing chain.

Rod has a portfolio of past board directorships and chair roles includes the professional and domestic services sector, health and beauty, food, recreation and entertainment

He also served on the Board of Governors of the ASEAN Franchise Association, the Indian Franchise Association and is a member of the Franchise Council of Australia’s CEO’s policy advisory committee.

International Roles

Rod has worked across the globe.

As an internationally recognised authority on franchising and business growth and development, Rod contributes extensively to major media including television, radio and print as well as being a regular speaker at seminars and conferences in Australia, the United States, the EU, China, India and South -Asia. He has been endorsed by the Franchise Council of Australia to deliver education modules and was bestowed as Visiting Professor of Beijing Normal University, Zhuhai, PRC. He develops content and presents modules of the US International Franchise Association Certified Franchise Executive Program in the United States and is a regular contributor and speaker at the annual IFA conventions in the US. He has developed market entry strategies and established new networks in scores of countries.

Rod has worked with Franchise India over many years where he has developed and delivers modules of the Franchise Knowledge Series attended by thousands of Indian business owners from small family concerns to senior executives of major Indian enterprises such as Shopper Stop, Tata, Reliance Industries, Motilal Oswal Securities and Airtel. He has also held the roles of Program Director and keynote speaker at Franchise India, the largest franchise opportunities conference and expo in India.

Founder and Chair of the Leading Franchise Consultancy and Law Firm DC Strategy Rod founded this firm which is the only end-to-end franchise consulting, legal, sales, brokerage and brand and marketing firm in Australasia with offices in Melbourne, Sydney and Hong Kong.

DCS provides strategic advice and business growth and development services centred around the franchise and license business models. The specialist teams Rod has led at DCS have been involved in developing many of the region’s most successful franchise and licensed networks, a few being Australia Post, Telstra, ANZ Mortgage Solutions, AGL, Terry White Pharmacies, OPSM, Grill’d, Bakers Delight, Forty Winks, Hairhouse Warehouse, Jetts Fitness, Laser Clinics, Tattersalls, RACV, Caltex, Dymocks and Aussie Home Loans. He has taken numerous start-ups to international brands such as Pack & Send, Jenny Craig and Boost Juice where he was a shareholder and board member involved in taking a 4 store Adelaide business in 2000 to a global network which crystallised an enterprise value of $180 million in a sale to Bain Capital.

Rod and his team also assist international brands such as Unilever’s Ben & Jerry’s, L’Oreal, Carl’s Jr, Starbucks and BUPA, implementing growth strategies in Australia and the region.

A Noted Strategist, Advocate and Mentor

Rod is a passionate advocate and mentor for businesses looking to expand through the many distribution models such as franchising, licensing distributorships and dealer networks as well as joint venture and corporately operated outlets. He has provided strategic advice and assistance in implementing growth strategies for countless companies, looking to increase their enterprise value.

His broad range and depth of experience coupled with many years of practical business and network management have served DC Strategy Franchising Group clients well.

His knowledge of franchising strategy and a wide domestic and international network make him a highly valued asset to organisations looking to penetrate new markets, grow sales and profitability and expand their brand authority.

Social Commitment

Rod is the former Chairman of the Australian arm of Christina Noble Children’s Foundation, a charity that supports street kids in Vietnam and Mongolia.

DC Strategy also provides economic support for refugee resettlement services in Victoria.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021	Graphene & Solar Technologies Limited

	By:	/s/ ROGER MAY
	Name:	Roger May
	Title:	Chief Executive Officer